UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2015

Sterling Real Estate Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1711 Gold Drive South, Suite 100

Fargo, North Dakota 58103

(Address of principal executive offices)

(701) 353-2720

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Amendment of a Material Definitive Agreement.

Third Amended and Restated Advisory Agreement

On March 27, 2015,  Sterling Real Estate Trust (the “Company”) adopted its Third Amended and Restated Advisory Agreement with Sterling Management, LLC, the Company’s Advisor (the “Advisor”).    The Third Amended and Restated Advisory Agreement,  effective as of January 1, 2015,  includes terms and conditions that are substantially the same as the previous agreement.

The description herein of the Third Amended and Restated Advisory Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Third Amended and Restated Advisory Agreement filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title
10.1	Third Amended and Restated Advisory Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 2, 2015

STERLING REAL ESTATE TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson
President